MORNINGSTAR RANKS HIT AS ‘TOP 10 MANAGER’

The HIT was recognized as one of the nation’s top performers when compared to fixed-income investment vehicles with a similar risk profile. The ranking as a “top ten manager” came from Morningstar, Inc., which compared the performance of managers of U.S. intermediate duration collective investment trusts at December 31, 2009.

The HIT placed eighth for the five-year period, as reported in Pensions & Investments on February 22, 2010.

Morningstar has ranked the HIT as a top ten manager for the one-year and/or five-year period for 13 of the last 18 quarters.

 “We are proud of the HIT’s consistency in meeting its investment objectives through periods of market turmoil and recovery,” said Chang Suh, Executive Vice President and Chief Portfolio Manager.  “The HIT has steadily generated competitive returns for our investors and protected their capital, while also meeting the important secondary goal of creating jobs and affordable housing.”  The HIT’s year-end performance is reviewed in the 4th Quarter Performance Commentary.

Morningstar used its Principia Separate Account database to compare fixed-income investment vehicles with a similar risk profile.  The rankings include funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories.  The rankings compare 28 funds for the five-year period, using performance results self-reported to Morningstar.  Rankings are based on gross returns for the five-year period ended December 31, 2009, which reflect no deduction for expenses.  Please see the HIT net performance data above, which does reflect deductions for expenses.  The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20100222/CHART/302229970/-1/TOPPERFORMINGMANAGERS

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending January 31, 2010, were 8.04%, 6.69%, 5.29%, and 6.74%, respectively.  The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index.

 Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This article is an advertisement only for the HIT and not for any other investment vehicle. This should not be deemed an offer to sell or a solicitation of an offer to buy shares of any of the other investment vehicles listed/described in the Pensions & Investments table referenced above.